CAPITAL FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES	Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Capital Financial Holdings, Inc. (the “Company) on Form 10-Q for the quarter ended March 31, 2011, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Valarie A. Hoskin, Chief Financial Officer & Corporate Secretary of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2011	By	/s/ Valarie A. Hoskin
Valarie A. Hoskin
Chief Financial Officer & Corporate Secretary